SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 May 9, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            TF Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Delaware                     0-24168                   74-2705050
----------------------------        ----------           -----------------------
(State or other jurisdiction        (File No.)           (IRS Employer
 of incorporation)                                        Identification Number)


3 Penns Trail, Newtown, Pennsylvania                                    18940
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (215) 579-4000
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

     On May 9, 2003, the Registrant issued a Press Release announcing the retirement of its President and Chief Executive Officer effective July 1, 2003.

     For further details, reference is made to the Press Release dated May 9, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         Exhibit 99 -- Press Release dated May 9, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TF FINANCIAL CORPORATION



Date: May 9, 2003                         By:  /s/ Dennis R. Stewart
                                               ---------------------------------
                                               Dennis R. Stewart
                                               Senior Vice President and CFO
                                               (Duly Authorized Representative)